SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 15, 1999


                            AAMES CAPITAL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           CALIFORNIA                 333-46893-01              95-4438859
---------------------------           ------------            ----------------
(State or other jurisdiction          (Commission             (I.R.S. employer
       of incorporation)              file numbers)          identification no.)


350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                                  90071
-------------------------                                              --------
(Address of principal executive offices)                              (ZIP Code)


                                 (213) 210-5000
               Registrant's telephone number, including area code

                                       NA
          (Former name or former address, if changed since last report)


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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

               10.1 Supplement No. 1 to Pooling and Servicing Agreement dated as of June 10, 1999.

               20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 1998-C - Statement to Certificateholders



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AAMES CAPITAL CORPORATION

                                    By:  /S/ BARBARA S. POLSKY
                                        ------------------------
                                        Barbara S. Polsky
                                        Executive Vice President


Dated:  June 30, 1999


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                                INDEX TO EXHIBITS


EXHIBIT

10.1 Aames Mortgage Trust 1998-C Supplement No. 1 to Pooling and Servicing Agreement

20.1           Aames Capital Corporation, Mortgage Pass-Through
               Certificates, Series 1998-C - Statement to Certificateholders





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